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                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant  [X]
Filed by a party other than the Registrant                     [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials

[ ]   Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

               	T. Rowe Price Blue Chip Growth Fund 033-49581/811-7059
	T. Rowe Price Balanced Fund 033-38791/811-6275
	T. Rowe Price Capital Appreciation Fund 033-05646/811-4519
	T. Rowe Price Capital Opportunity Fund 033-56015/811-07225
	T. Rowe Price Developing Technologies Fund 333-40558/811-10003
	T. Rowe Price Diversified Small-Cap Growth Fund 333-26323/811-08203
	T. Rowe Price Dividend Growth Fund 033-49187/811-7055
	T. Rowe Price Equity Income Fund 033-00070/811-4400
	T. Rowe Price Equity Series 033-52161/811-07143
	T. Rowe Price Financial Services Fund 333-09551/811-07749
	T. Rowe Price Global Technology Fund 333-40086/811-09995
	T. Rowe Price Growth & Income Fund 002-79190/811-3566
	T. Rowe Price Health Sciences Fund 033-63759/811-07381
	T. Rowe Price Index Trust 033-32859/811-5986
	Institutional Equity Funds 333-04753/811-07639
	Institutional International Funds 033-29697/811-5833
	T. Rowe Price International Funds 002-65539/811-2958
	T.Rowe Price International Index Fund 333-44964/811-10063
	T. Rowe Price International Series 033-52171/811-07145
	T. Rowe Price Media & Telecommunications 033-27963/811-07075
	T. Rowe Price Mid-Cap Growth Fund 033-47806/811-6665
	T. Rowe Price Mid-Cap Value Fund 333-02993/811-07605
	T. Rowe Price New America Growth Fund 002-99122/811-4358
	T. Rowe Price Real Estate Fund 333-36137/811-08371
	T. Rowe Price Science & Technology Fund 033-16567/811-5299
	T. Rowe Price Small-Cap Stock Fund 002-12171/811-696
	T. Rowe Price Small-Cap Value Fund 002-43237/811-2215
	T. Rowe Price Spectrum Fund 033-10992/811-4998
	T. Rowe Price Value Fund 033-54963/811-07209
	T. Rowe Price California Tax-Free Income Trust 033-08093/811-4525
	T. Rowe Price Corporate Income Fund 033-62275/811-07353
	T. Rowe Price Fixed Income Series 033-52749/811-07153
	T. Rowe Price GNMA Fund 033-01041/811-4441
	T. Rowe Price High Yield Fund 002-93707/811-4119
	T. Rowe Price New Income Fund 002-48848/811-2396
	T. Rowe Price Personal Strategy Funds 033-53675/811-07173
	T. Rowe Price Prime Reserve Fund 002-54926/811-2603
	T. Rowe Price Reserve Investment Funds 811-08279
	T. Rowe Price Short-Term Bond Fund 022-87568/811-3894
	T. Rowe Price State Tax-Free Income Trust 033-06533/811-4521
	T. Rowe Price Summit Funds 033-50319/811-7093
	T. Rowe Price Summit Municipal Funds 033-50321/811-7095
	T. Rowe Price Tax-Efficient Funds 333-26441/811-08207
	T. Rowe Price Tax-Exempt Money Fund 002-67029/811-3055
	T. Rowe Price Tax-Free High Yield Fund 002-94641/811-4163
	T. Rowe Price Tax-Free Income Fund 002-57265/811-2684
	T. Rowe Price Tax-Free Intermediate Bond Fund 033-49117/811-7051
	T. Rowe Price Tax-Free Short-Intermediate Fund 002-87059/811-3872
	T. Rowe Price U. S. Bond Index Fund 333-45018/811-10093
	T. Rowe Price U. S. Treasury Funds 033-30531/811-5860
	      _________________________________________________________________
                (Name of Registrant as Specified in its Charter)

           T. Rowe Price Blue Chip Growth Fund 033-49581/811-7059
	T. Rowe Price Balanced Fund 033-38791/811-6275
	T. Rowe Price Capital Appreciation Fund 033-05646/811-4519
	T. Rowe Price Capital Opportunity Fund 033-56015/811-07225
	T. Rowe Price Developing Technologies Fund 333-40558/811-10003
	T. Rowe Price Diversified Small-Cap Growth Fund 333-26323/811-08203
	T. Rowe Price Dividend Growth Fund 033-49187/811-7055
	T. Rowe Price Equity Income Fund 033-00070/811-4400
	T. Rowe Price Equity Series 033-52161/811-07143
	T. Rowe Price Financial Services Fund 333-09551/811-07749
	T. Rowe Price Global Technology Fund 333-40086/811-09995
	T. Rowe Price Growth & Income Fund 002-79190/811-3566
	T. Rowe Price Health Sciences Fund 033-63759/811-07381
	T. Rowe Price Index Trust 033-32859/811-5986
	Institutional Equity Funds 333-04753/811-07639
	Institutional International Funds 033-29697/811-5833
	T. Rowe Price International Funds 002-65539/811-2958
	T.Rowe Price International Index Fund 333-44964/811-10063
	T. Rowe Price International Series 033-52171/811-07145
	T. Rowe Price Media & Telecommunications 033-27963/811-07075
	T. Rowe Price Mid-Cap Growth Fund 033-47806/811-6665
	T. Rowe Price Mid-Cap Value Fund 333-02993/811-07605
	T. Rowe Price New America Growth Fund 002-99122/811-4358
	T. Rowe Price Real Estate Fund 333-36137/811-08371
	T. Rowe Price Science & Technology Fund 033-16567/811-5299
	T. Rowe Price Small-Cap Stock Fund 002-12171/811-696
	T. Rowe Price Small-Cap Value Fund 002-43237/811-2215
	T. Rowe Price Spectrum Fund 033-10992/811-4998
	T. Rowe Price Value Fund 033-54963/811-07209
	T. Rowe Price California Tax-Free Income Trust 033-08093/811-4525
	T. Rowe Price Corporate Income Fund 033-62275/811-07353
	T. Rowe Price Fixed Income Series 033-52749/811-07153
	T. Rowe Price GNMA Fund 033-01041/811-4441
	T. Rowe Price High Yield Fund 002-93707/811-4119
	T. Rowe Price New Income Fund 002-48848/811-2396
	T. Rowe Price Personal Strategy Funds 033-53675/811-07173
	T. Rowe Price Prime Reserve Fund 002-54926/811-2603
	T. Rowe Price Reserve Investment Funds 811-08279
	T. Rowe Price Short-Term Bond Fund 022-87568/811-3894
	T. Rowe Price State Tax-Free Income Trust 033-06533/811-4521
	T. Rowe Price Summit Funds 033-50319/811-7093
	T. Rowe Price Summit Municipal Funds 033-50321/811-7095
	T. Rowe Price Tax-Efficient Funds 333-26441/811-08207
	T. Rowe Price Tax-Exempt Money Fund 002-67029/811-3055
	T. Rowe Price Tax-Free High Yield Fund 002-94641/811-4163
	T. Rowe Price Tax-Free Income Fund 002-57265/811-2684
	T. Rowe Price Tax-Free Intermediate Bond Fund 033-49117/811-7051
	T. Rowe Price Tax-Free Short-Intermediate Fund 002-87059/811-3872
	T. Rowe Price U. S. Bond Index Fund 333-45018/811-10093
	T. Rowe Price U. S. Treasury Funds 033-30531/811-5860

        _______________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
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      _______________________________________________________
      2)    Aggregate number of securities to which transaction applies:
      ________________________________________________________
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      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
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      ________________________________________________________
      4)    Proposed maximum aggregate value of transaction:
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      [ ] Fee paid previously with preliminary materials.


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      ________________________________________________________

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
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